Summary Prospectus
October 1, 2014
Columbia Multi-Advisor Small Cap Value Fund

Class	Ticker Symbol
Class A Shares	ASVAX
Class B Shares	ASVBX
Class C Shares	APVCX
Class I Shares	CAVIX
Class K Shares	RSGLX
Class R Shares	RSVTX
Class R4 Shares	RSVRX
Class R5 Shares	RSCVX
Class Z Shares	CMAZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.columbiamanagement.com/web/columbia/forms-literature/fund-literature. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiamanagement.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated October 1, 2014, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Multi-Advisor Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 22 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5 and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	5.00% (b)	1.00% (c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class Z
Management fees	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%	0.96%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.00%	0.00%
Other expenses(d)	0.42%	0.42%	0.42%	0.16%	0.46%	0.42%	0.42%	0.21%	0.42%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses(e)	1.64%	2.39%	2.39%	1.13%	1.43%	1.89%	1.39%	1.18%	1.39%
Less: Fee waivers and/or expense reimbursements(f)	(0.13%)	(0.13%)	(0.13%)	(0.05%)	(0.05%)	(0.13%)	(0.13%)	(0.05%)	(0.13%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.51%	2.26%	2.26%	1.08%	1.38%	1.76%	1.26%	1.13%	1.26%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, as follows: 1.00% if redeemed within 12 months of purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge decreases over time.
(c)	This charge applies to redemptions within one year of purchase, with certain limited exceptions.
(d)	Other expenses for Class A, Class B, Class C, Class K, Class R, Class R4, Class R5 and Class Z shares have been restated to reflect current fees paid by the Fund.
(e)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Net Expenses” shown in the Financial Highlights section of this prospectus because “Net Expenses” do not include acquired fund fees and expenses.
(f)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.07% for Class I, 1.37% for Class K, 1.75% for Class R, 1.25% for Class R4, 1.12% for Class R5 and 1.25% for Class Z. In addition, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement, as described under Additional Investment Strategies and Policies - Expense Reimbursement Arrangements and Impact on Past Performance. This voluntary arrangement may be revised or discontinued at any time.
1	Columbia Multi-Advisor Small Cap Value Fund

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$720	$1,051	$1,404	$2,397
Class B (assuming redemption of all shares at the end of the period)	$729	$1,033	$1,464	$2,530
Class B (assuming no redemption of shares)	$229	$ 733	$1,264	$2,530
Class C (assuming redemption of all shares at the end of the period)	$329	$ 733	$1,264	$2,716
Class C (assuming no redemption of shares)	$229	$ 733	$1,264	$2,716
Class I (whether or not shares are redeemed)	$110	$ 354	$ 617	$1,370
Class K (whether or not shares are redeemed)	$141	$ 448	$ 777	$1,709
Class R (whether or not shares are redeemed)	$179	$ 581	$1,009	$2,201
Class R4 (whether or not shares are redeemed)	$128	$ 427	$ 748	$1,657
Class R5 (whether or not shares are redeemed)	$115	$ 370	$ 644	$1,427
Class Z (whether or not shares are redeemed)	$128	$ 427	$ 748	$1,657
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index (the Index). The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was $87 million to $7.26 billion as of August 31, 2014. The Fund may invest in any type of securities, including common stocks and depositary receipts. The Fund may from time to time emphasize one or more economic sectors in selecting its investments.
The Fund may invest up to 25% of its net assets in foreign investments.
Subject to oversight by the investment manager, multiple subadvisers provide the day-to-day management of portions of the Fund’s portfolio. Each of the subadvisers employs an active investment strategy that focuses on small cap companies in an attempt to take advantage of what are believed to be undervalued securities.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives. The Fund may fail to achieve its investment objective and you may lose money.
Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign
Columbia Multi-Advisor Small Cap Value Fund	2

company. In addition, ADR holders may have limited voting rights and may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the financial services sector and the industrials sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager's perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe(s) the securities are already
3	Columbia Multi-Advisor Small Cap Value Fund

undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with a broad measure of market performance.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs).
The after-tax returns are shown only for Class A shares and will vary for other share classes.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2009	26.55%
	Worst	4th Quarter 2008	-25.30%
*	Year to Date return as of June 30, 2014: 4.51%
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2013)
	Share Class Inception Date	1 Year	5 Year	10 Year
Class A	06/18/2001
returns before taxes		28.01%	20.72%	8.84%
returns after taxes on distributions		24.80%	20.09%	7.28%
returns after taxes on distributions and sale of Fund shares		18.11%	16.94%	6.90%
Class B returns before taxes	06/18/2001	29.87%	21.10%	8.75%
Class C returns before taxes	06/18/2001	33.75%	21.27%	8.75%
Class I returns before taxes	03/04/2004	36.40%	22.68%	9.93%
Class K returns before taxes	06/18/2001	35.87%	22.33%	9.68%
Class R returns before taxes	12/11/2006	35.51%	21.81%	9.16%
Class R4 returns before taxes	12/11/2006	36.09%	22.19%	9.49%
Class R5 returns before taxes	12/11/2006	36.35%	22.68%	9.79%
Class Z returns before taxes	09/27/2010	36.11%	22.30%	9.55%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)		34.52%	17.64%	8.61%

Columbia Multi-Advisor Small Cap Value Fund	4

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
James McClure, CFA	Portfolio Manager of Barrow Hanley	Co-manager	2004
John Harloe, CFA	Portfolio Manager of Barrow Hanley	Co-manager	2004
Subadviser: Donald Smith & Co., Inc.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Donald Smith	Chief Investment Officer and Portfolio Manager of Donald Smith	Co-manager	2004
Richard Greenberg, CFA	Director of Research and Senior Portfolio Manager of Donald Smith	Co-manager	2004
Subadviser: Metropolitan West Capital Management, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Samir Sikka	Managing Director, Lead Portfolio Manager of MetWest Capital	Co-manager	2007
Subadviser: Segall Bryant & Hamill, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Mark Dickherber, CFA, CPA	Senior Portfolio Manager and Senior Research Analyst	Co-manager	August 2014
Shaun Nicholson	Senior Equity Analyst and Associate Portfolio Manager	Co-manager	August 2014
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	All accounts other than Individual Retirement Accounts	$2,000	$100
	Individual Retirement Accounts	$1,000	$100
Classes I, K**, R & R4	All eligible accounts	None	N/A
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

*	Class B shares are generally closed to new and existing shareholders.
**	Class K shares are generally closed to new investors.
There is no minimum additional investment for any share class.
5	Columbia Multi-Advisor Small Cap Value Fund

Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Columbia Multi-Advisor Small Cap Value Fund	6

225 Franklin Street, Boston, MA 02110
800.345.6611 columbiamanagement.com
© 2014 Columbia Management Investment Distributors, Inc.	SUM203_05_D01_(10/14)